UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2023, ContraFect Corporation (the “Company”) convened its 2023 Annual Meeting of Stockholders (including any adjournments, continuations or postponements, the “Annual Meeting”). Due to the lack of a quorum, the meeting was adjourned to June 14, 2023.

On June 14, 2023, the Annual Meeting was reconvened. A total of 846,735 shares of common stock were present in person or represented by proxy at the reconvened Annual Meeting, representing approximately 54 percent of the Company’s outstanding common stock as of the March 27, 2023 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 3, 2023.

Item 1 — Election of eight directors for a term of office expiring on the date of the annual meeting of stockholders in 2024 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Lishan Aklog, M.D.	343,909	55,254	447,572
Sol J. Barer, Ph.D.	364,388	34,775	447,572
Jane F. Barlow	369,143	30,020	447,572
Steven C. Gilman, Ph.D.	367,665	31,498	447,572
David N. Low, Jr., M.B.A.	367,623	31,540	447,572
Michael J. Otto, Ph.D.	366,978	32,185	447,572
Roger J. Pomerantz, M.D., F.A.C.P.	365,769	33,394	447,572
Cary W. Sucoff, J.D.	367,064	32,099	447,572

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
812,718	27,698	6,319	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
339,342	54,769	5,052	447,572

Based on the foregoing votes, the eight director nominees were elected and Items 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: June 20, 2023	By:	/s/ Natalie Bogdanos
Natalie Bogdanos
General Counsel and Corporate Secretary